Fourth Quarter & Full Year 2015 Earnings JANUARY 28, 2016

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • Q4 & 2015 Financial Performance • Q4 & 2015 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • 2016 Guidance Detail • Q&A 1 AGENDA

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13620002 • Log on to: www.idexcorp.com 2 Replay Information

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward- looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three- and twelve-month periods ended December 31, 2015, which is available on our website. 3

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries $0 $100 $200 $300 $400 Q4 Year $88 $326 $88 $322 2014 2015 15.0% 20.0% 25.0% Q4 Year 20.6% 20.7% 21.0% 21.0% 2014 2015 $0.00 $1.00 $2.00 $3.00 $4.00 Q4 Year $0.89 $3.57 $0.94 $3.55 2014 2015 $0 $500 $1,000 $1,500 $2,000 $2,500 Q4 Year $524 $2,148 $500 $2,021 2014 2015 4 IDEX 2015 Financial Performance Sales Adjusted EPS* Adjusted Operating Margin* Free Cash Flow Organic: 4% decrease 30 bps increase 1% decrease 1% decrease 2015 operating margin increased 30 bps and 2015 FCF was 114 percent of net income * Q4 2015 EPS / Operating Margin data adjusted for restructuring expenses ($6.5M). Full year 2015 adjusted for restructuring expenses ($11.2M), and the gain on the sale of the Ismatec product line ($18.1M) Organic: 4% decrease 6% increase 40 bps increase Flat

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 5 Fluid & Metering Orders Sales Q4 Sales Mix: Organic -5% Acquisition 3% Fx -3% Reported Sales -5% Q4 & Full Year Highlights:  Water Services growth in US and UK remained strong in the fourth quarter, with low single-digit growth, consistent with full year 2015.  Industrial softness continued in North America in the fourth quarter, impacting pump distribution and large project sales.  Energy’s fourth quarter benefited from the strengthening aviation market, which is healthy due to lower gas prices. 2015 mid and downstream oil remained relatively stable throughout the year. Adjusted Operating Margin* Organic orders increased one percent in the fourth quarter * Q4’15 and Full Year Operating Margin data adjusted for restructuring expenses ($4.6M Q4’15, $7.1M 2015) $0 $200 $400 $600 $800 $1,000 Q4 Year $214 $892 $217 $868 2014 2015 20.0% 22.0% 24.0% 26.0% 28.0% Q4 Year 24.9% 24.8%25.3% 24.6% 2014 2015 Organic: 1% increase $0 $200 $400 $600 $800 $1,000 Q4 Year $227 $900 $215 $861 2014 2015 Organic: 5% decrease 20 bps decrease Organic: 1% decrease Organic: 2% decrease 40 bps increase

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Health & Science Orders Sales Adjusted Operating Margin* Productivity initiatives improved 2015 operating margins 80 bps year-over-year Q4 Sales Mix: Organic -2% Acquisition 3% Fx -2% Reported Sales -1% Q4 & Full Year Highlights:  Scientific Fluidics in the fourth quarter and full year 2015 demonstrated growth in all major end markets, including, IVD, Bio and Life Sciences.  Sealing Solutions saw continued semiconductor stability in the fourth quarter. For the full year 2015 Sealing was challenged by exposure to upstream oil and gas and a stagnant heavy equipment market.  MPT saw pockets of fourth quarter growth, particularly the Indian Food & Pharma market. 2015 was pressured by lack of spending on capital projects. $0 $200 $400 $600 $800 $1,000 Q4 Year $191 $755 $182 $734 2014 2015 $0 $200 $400 $600 $800 $1,000 Q4 Year $189 $752 $187 $739 2014 2015 10.0% 15.0% 20.0% 25.0% Q4 Year 22.9% 21.0% 22.3% 21.8% 2014 2015 Organic: 2% decrease Organic: 6% decrease Organic: 1% decrease Organic: 2% decrease 60 bps decrease 80 bps increase * Q4’15 and Full Year Operating Margin data adjusted for restructuring expenses ($1.6M Q4’15, $3.4M 2015)

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Fire & Safety / Diversified Orders Sales Adjusted Operating Margin* Operating Margin up 120 bps in 2015 from excellent productivity Q4 Sales Mix: Organic -6% Acquisition 0% Fx -4% Reported Sales -10% Q4 & Full Year Highlights:  Dispensing core markets in North America and Europe were solid in 2015, with an increasing benefit from X-Smart Indian sales in the fourth quarter  Rescue in the fourth quarter was stable for core geographies, and the new StrongArm product provided additional growth in the second half of 2015  Fire Suppression core US and UK markets remained solid in the fourth quarter and full year 2015, with choppy Asian markets due to lack of government spending $0 $100 $200 $300 $400 $500 Q4 Year $113 $469 $97 $412 2014 2015 Organic: 6% decrease $0 $100 $200 $300 $400 $500 Q4 Year $109 $503 $98 $424 2014 2015 15.0% 20.0% 25.0% 30.0% Q4 Year 22.5% 26.2%25.3% 27.4% 2014 2015 Organic: 10% decrease Organic: 6% decrease Organic: 10% decrease 280 bps increase 120 bps increase * Q4’15 and Full Year Operating Margin data adjusted for restructuring expenses ($0.3M Q4’15, $0.6M 2015)

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 8 Outlook: 2016 Guidance Detail 2016 Growth Expectations (1%) – 1% organic revenue growth Future acquisitions not contemplated below Sales ($M) EPS FY 2015 – GAAP $2,021 $3.62 Restructuring Expenses / Gain on Sale of Ismatec, net - (0.07) FY 2015 – Adjusted $2,021 $3.55 Organic Growth ~ (25) – 25 ~ (0.10) – 0.07 FX (17) (0.03) Completed Acquisitions / Divestitures, net 21 0.04 Higher Tax Rate (0.03) Lower Share Count, net 0.07 Restructuring Savings 0.10 Productivity / Inflation, net 0.03 Growth Investments ~ (0.03) – (0.10) FY 2016 Forecast $2,000 – $2,050 $3.60 – $3.70

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Q1 2016 EPS estimate range: $0.80 – $0.82 Operating margin: ~ 20.0% Tax rate: ~ 29.0% Fx impact: ~1% topline headwind, based on December 31, 2015 Fx rates FY 2016 EPS estimate range: $3.60 – $3.70 Organic revenue growth: ~ (1%) – 1% Operating margin: > 21.0% Fx impact: ~1% topline headwind, or ~3 cents of EPS based on December 31, 2015 Fx rates Other modeling items • Tax rate: ~ 28.5% • Cap Ex: ~ $50M • Free Cash Flow will be ~120% of net income • Continued share repurchases: ~ net 2% reduction • EPS estimate excludes all future acquisitions and associated costs 9 Outlook: 2016 Guidance Summary